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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: September 25, 2001




                          ORIENTAL FINANCIAL GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)



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
        Commonwealth of Puerto Rico                        001-12647                         66-0538893
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(State or other Jurisdiction of Incorporation)       (Commission File No.)                 (I.R.S. Employer
                                                                                         Identification No.)
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           Monacillos Ward
       1000 San Roberto Street
         San Juan, Puerto Rico                                   00926
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:   (787) 771-6800

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Item 4.  Changes in Registrant's Certifying Accountant.

         As stated in its report on Form 8-K filed with the SEC on September 28, 2001, the Board of Directors of Oriental Financial Group Inc. (the "Company") appointed Deloitte & Touche as the Company's independent accountants for each of the three fiscal years in the period ending June 30, 2004. The Board of Directors reached this decision upon the recommendation of its Audit Committee, which reviewed and considered all of the proposals submitted to the Company, including the proposal submitted by PricewaterhouseCoopers LLP ("PWC").

         The Company does not agree with a statement made by PWC in their letter attached as an exhibit hereto, in which PWC states that they were "dismissed" by the Company. The Company believes that such a statement may be inaccurate because at no time was PWC engaged as the Company's independent accountants for fiscals 2002, 2003 and/or 2004. Their prior engagements with the Company were limited to periods of one year each. Therefore, they did not have a contractual arrangement with the Company for fiscals 2002, 2003 and/or 2004.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (e)      Exhibits.

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                  Exhibit No.                 Description
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
                         16                   Letter of PricewaterhouseCoopers LLP
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ORIENTAL FINANCIAL GROUP INC.



Date:    October 8, 2001              By: /s/ Jose Enrique Fernandez
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                                           Jose Enrique Fernandez
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer